                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.                         CASE NO. 02-1611 & 02-11612
                                                                                  REPORTING PERIOD: JULY 31, 2002


                            MONTHLY OPERATING REPORT

            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                       WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                         FORM NO.         ATTACHED         ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)      Yes
     Copies of bank statements                                                                Yes
     Cash disbursements journals                                                              Yes
Statement of Operations                                                    MOR-2              Yes
Balance Sheet                                                              MOR-3              Yes
Status of Postpetition Taxes                                               MOR-4              Yes
    Copies of IRS Form 6123 or payment receipt                                                Yes
    Copies of tax returns filed during reporting period                                       N/A
Summary of Unpaid Postpetition Debts                                       MOR-4              Yes
    Listing of aged accounts payable                                                          Yes
Accounts Receivable Reconciliation and Aging                               MOR-5              Yes
Debtor Questionnaire                                                       MOR-5              Yes


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                            Date


---------------------------------------
Signature of Joint Debtor                                      Date


/s/ W.R. SMEDBERG                                          August 23, 2002
-----------------
Signature of Authorized Individual*                            Date


WILLIAM R. SMEDBERG                                  Executive Vice President
-------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                                                 FORM MOR (9/99)

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS
                                    JULY 2002


                                                                      JULY 2002
                                          -------------------------------------------------------------
                                               NETWORK ACCESS
                                           SOLUTIONS, CORPORATION     NASOP, INC.           TOTAL
                                          -------------------------------------------  ----------------
RECEIPTS:
    NWS                                           2,084,034                 -             2,084,034
    NIS                                                 -                   -                   -
    NASOP                                               -             1,554,602           1,554,602
    Other                                           422,736                 -               422,736
                                          -------------------------------------------  ----------------
TOTAL RECEIPTS                                    2,506,770           1,554,602           4,061,372
                                          -------------------------------------------  ----------------

COGS EXPENDITURES:
    Covad                                               -               910,000             910,000
    Verizon                                       1,280,000                 -             1,280,000
    Level 3                                         145,284                 -               145,284
    WCOM                                             75,196                 -                75,196
    ICI                                              55,988                 -                55,988
    Solunet                                             -                   -                   -
    Baliwick                                         28,200                 -                28,200
    Gebran                                           20,771                 -                20,771
    Metromedia                                       22,382                 -                22,382
    Juniper                                           9,049                 -                 9,049
    Sprint                                           33,534                 -                33,534
    Monettech                                        10,250                 -                10,250
    SNET                                              6,540                 -                 6,540
    Bell South                                          -                   -                   -
    Dominion                                         12,295                 -                12,295
    Cogent                                            9,000                 -                 9,000
    AT&T                                                -                   -                   -
    Starnet                                             -                   -                   -
                                          -------------------------------------------  ----------------
TOTAL COGS EXPENDITURES                           1,708,488             910,000           2,618,488
                                          -------------------------------------------  ----------------

OPERATING EXPENDITURES:
    Wages (ADP)                                     533,444             139,548             672,992
    Commissions (ADP)                                53,556              26,502              80,058
    Fringe Benefits                                  83,269              21,783             105,052
    Payroll Taxes (ADP)                              39,727              10,392              50,119
    Telecom                                           4,293                 -                 4,293
    Travel                                           13,137                 -                13,137
    Agent Commissions                                10,098                 -                10,098
    Postage, Delivery & Printing                     10,410               5,152              15,562
    Aliant                                           58,059              28,731              86,790
    Collections                                      16,724               8,276              25,000
    Temporary & Casual Labor                          3,934                 -                 3,934
    Telecom - Voice/Data                             32,725                 -                32,725
    Rent - Office Base                               51,522              13,478              65,000
    Rent - Office Other                               3,472                 -                 3,472
    Rent - Equipment Rents & Leases                     795                 -                   795
    Repairs & Maintenance                            39,025                 -                39,025
    Supplies & Expensed Equipment                     4,166                 -                 4,166
    Insurance-Liability                              24,502                 -                24,502
    Payroll Processing Services                       1,101                 -                 1,101
    Financial Advisor                                13,379               6,621              20,000
    Sales & Use Taxes                                37,598              18,605              56,203
    USF                                              53,165              26,309              79,474
    GECC Adequate Protection Payment                210,000                 -               210,000
    Various Capex                                    69,358                 -                69,358
                                          -------------------------------------------  ----------------
TOTAL EXPENDITURES                                3,075,946           1,215,398           4,291,344
                                          -------------------------------------------  ----------------

                                          -------------------------------------------  ----------------
NET CASH                                           (569,176)            339,204            (229,972)
                                          -------------------------------------------  ----------------


* THE DEBTORS HAVE TRADITIONALLY PREPARED THEIR FINANCIAL INFORMATION ON A CONSOLIDATED BASIS. THE FOREGOING SCHEDULE HAS BEEN PREPARED AT THE REQUEST OF THE US TRUSTEE'S OFFICE. THERE ARE CERTAIN ESTIMATES AND ASSUMPTIONS MADE IN PREPARING THE ALLOCATION OF EXPENDITURES BETWEEN THE DEBTORS THAT, ALTHOUGH CONSIDERED TO BE REASONABLE, MAY OR MAY NOT PROVE TO BE ACCURATE. NEITHER THE DEBTORS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH ESTIMATES/ASSUMPTIONS.

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
      SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION)
                                    JULY 2002


------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)                NAS                NASOP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                              $ 3,075,946        $ 1,215,398
     LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                           $      -           $      -
     PLUS:  ESTATE DISBURSEMENTS MADE BY OURSIDE SOURCES (i.e. from escrow account)              $      -           $      -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                  $ 3,075,946        $1,215,398
------------------------------------------------------------------------------------------------------------------------------------


               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                                  CASH BALANCES
                                  JULY 31, 2002


                                                              BANK               BOOK
                                                             BALANCE            BALANCE

BANK OF AMERICA                                             7/31/2002          7/31/2002
NASOP, Inc (004124657733)                                   1,516,097          1,516,097
Network Access Solutions (004124657937)                     1,045,894            788,096
Network Access Solutions - Benefits (004125389932)             43,579                -
Network Access Solutions - Sales Tax (004127083016)           100,000            100,000
Network Access Solutions - Managed (894645)                   832,084            832,084

FIRST UNION
Employee Stock (002000008310169)                               20,000                -
Concentration (002000008313250)                             1,496,875          1,584,958
Cash Collateral (002000013845661)                             329,893            329,893

                                                           -----------------------------
ENDING BALANCE                                              5,384,423          5,151,129
                                                           -----------------------------
Checks Outstanding (004124657937)                                               (257,797)
Reconciling Item (004125389932)                                                  (43,579)
Reconciling Item (0020000008310169)                                              (20,000)
Other Misc transaction differences                                                88,083


               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                     OUTSTANDING CHECKS LIST (004124657937)
                                  JULY 31, 2002

    CHECK      DATE
    NUMBER     ISSUED             PAYEE                               AMOUNT
    ------     ------             -----                               ------
    35440     12-Jun-02      BANTECH OF OLD BRID                       52.80
    35445     12-Jun-02      BSC GROUP                                 60.93
    35501     12-Jun-02      NEOSYNAPSE                                33.30
    35507     12-Jun-02      NM COMPUTING INC                          80.82
    35568     25-Jun-02      PATRICK, DAVID                           110.49
    35593     27-Jun-02      AT&T WIRELESS SERVI                      364.86
    35642     15-Jul-02      AT&T/DANA TIDGEWELL                       81.60
    35655     15-Jul-02      PIERSON BURNETT                          216.00
    35679     15-Jul-02      ADVANCED COMMUNICAT                       36.00
    35682     15-Jul-02      ALPHA COMMUNICATION                      284.90
    35688     15-Jul-02      BSC GROUP                                 60.93
    35692     15-Jul-02      COMTEL GROUP                             243.27
    35693     15-Jul-02      CONNECTIVITY SERVIC                      164.79
    35695     15-Jul-02      COST MANAGEMENT ASS                       78.66
    35715     15-Jul-02      ISIS NETWORKS                             39.84
    35722     15-Jul-02      LANDING TECHNOLOGY                       301.77
    35727     15-Jul-02      METAPHOR INC                             320.04
    35733     15-Jul-02      NETWORK RESOURCES                         46.08
    35734     15-Jul-02      NM COMPUTING INC                          80.82
    35735     15-Jul-02      NSI                                       48.15
    35738     15-Jul-02      PRECISE TECHNOLOGIE                      153.54
    35739     15-Jul-02      PRECISE TECHNOLOGY                       132.96
    35742     15-Jul-02      RIMENET LLC                               41.67
    35756     15-Jul-02      TRYONLINE COMMUNICA                       32.04
    35759     15-Jul-02      WARP NETWORKS, INC                        40.77
    35767     19-Jul-02      ACCESSLINE COMMUNIC                       54.34
    35771     19-Jul-02      AUST, JONATHAN                         1,053.27
    35777     19-Jul-02      DOMINION TELECOM IN                   12,295.06
    35780     19-Jul-02      KONIOR, JONATHAN                         311.29
    35791     24-Jul-02      AT&T                                       2.47
    35792     24-Jul-02      AT&T                                       3.80
    35793     24-Jul-02      AT&T                                   6,716.01
    35799     24-Jul-02      EARTHLINK INC                            921.90
    35809     24-Jul-02      UTAH DEPARTMENT OF                        50.00
    35810     24-Jul-02      WRIGHT EXPRESS UNIV                    2,634.02
    35811     24-Jul-02      XWAVE                                 86,790.40
    35815     25-Jul-02      CHICAGO DEPARTMENT                       698.66
    35816     25-Jul-02      COMPTROLLER OF MARY                       63.00
    35817     25-Jul-02      FLORIDA DEPARTMENT                     1,184.07
    35818     25-Jul-02      ILLINOIS DEPARTMENT                      361.50
    35819     25-Jul-02      MASSACHUSETTS DEPAR                    6,921.29
    35820     25-Jul-02      NY STATE SALES TAX                     7,874.22
    35821     25-Jul-02      PA DEPT OF REVENUE                    17,198.03
    35822     25-Jul-02      STATE OF NEW JERSEY                   17,456.27
    35823     25-Jul-02      COMMISSIONER OF REV                    1,521.14
    35824     25-Jul-02      COMPTROLLER OF MARY                       90.74
    35825     25-Jul-02      ILLINOIS DEPARTMENT                    1,563.21
    35826     30-Jul-02      DISTRICT CLERK                           260.97
    35827     30-Jul-02      FLORIDA STATE DI                         255.50
    35828     30-Jul-02      GERALD M. O'DONN                         180.00
    35829     30-Jul-02      NASSAU COUNTY SC                         250.00


               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                     OUTSTANDING CHECKS LIST (004124657937)
                                  JULY 31, 2002


    CHECK      DATE
    NUMBER     ISSUED             PAYEE                               AMOUNT
    ------     ------             -----                               ------
35830        30-Jul-02        TREASURER OF VIR                            291.05
35831        31-Jul-02        ADP INC                                     738.56
35832        31-Jul-02        AMERICAN ARBITRA                          1,180.20
35833        31-Jul-02        AT&T WIRELESS SE                            677.88
35834        31-Jul-02        COMMISSIONER OF                              58.50
35835        31-Jul-02        COMMONWEALTH OF                              81.00
35836        31-Jul-02        D&B RECEIVABLE M                         25,000.00
35837        31-Jul-02        E-Z PASS                                    400.00
35838        31-Jul-02        ERVIN LEASING CO                            794.89
35839        31-Jul-02        JUNIPER INTERNET                            940.00
35840        31-Jul-02        METROCALL                                 2,693.44
35841        31-Jul-02        MONETTECH LIMIT                           6,205.00
35842        31-Jul-02        NONSTOP SERVICE                             916.41
35843        31-Jul-02        ORACLE CORPORATI                         10,974.47
35844        31-Jul-02        SNET                                      6,539.71
35846        31-Jul-02        STRATEGIC TECHNO                         23,399.20
35847        31-Jul-02        UNITED PARCEL SE                            885.22
35848        31-Jul-02        UNUM LIFE INSURA                          5,010.77
35849        31-Jul-02        VERIZON WIRELESS                            921.33
35850        31-Jul-02        WORLDWIDE EXPRES                            271.55

                                                                  --------------
                         TOTAL CHECKS OUTSTANDING (004124657937)      257,797.37
                                                                  ==============

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   CHECK REGISTER / CASH DISBURSEMENT JOURNAL
                           FOR THE MONTH OF JULY 2002

----------------------------------------------------------------------------------------------
    CHECK NUMBER      DATE ISSUED             SUPPLIER NAME               PAYMENT AMOUNT
----------------------------------------------------------------------------------------------
       35677           15-Jul-02   4 YOURTELECOMMUNICA                                 725.65
       35766           19-Jul-02   AAA DISPOSAL SERVIC                                 680.20
       35678           15-Jul-02   AB&T                                                124.11
       35767           19-Jul-02   ACCESSLINE COMMUNIC                                  54.34
       35768           19-Jul-02   ADP INC                                             362.18
       35831           31-Jul-02   ADP INC                                             738.56
        Wire           13-Jul-02   ADP INC (PAYROLL Taxes)                         119,017.16
        Wire           31-Jul-02   ADP INC (PAYROLL TAXES)                         153,995.30
        Wire           12-Jul-02   ADP INC (PAYROLL)                               246,133.19
        Wire           30-Jul-02   ADP INC (Payroll)                               281,840.54
       35679           15-Jul-02   ADVANCED COMMUNICAT                                  36.00
       35680           15-Jul-02   ADVANCED COMPUTER T                                  32.40
       35681           15-Jul-02   ADVANCED RESEARCH A                                  46.71
       35641           15-Jul-02   ALAN DOMB REAL ESTA                                  34.01
       35682           15-Jul-02   ALPHA COMMUNICATION                                 284.90
       35832           31-Jul-02   AMERICAN ARBITRA                                  1,180.20
       35683           15-Jul-02   AMERICAN ARBITRATIO                                 375.00
       35769           19-Jul-02   AMERICAN BUILDING M                                 200.00
       35770           19-Jul-02   ANITA BOULDIN                                       129.18
       35624           10-Jul-02   ARCHIBALD, WAYNE                                    133.01
       35684           15-Jul-02   ASON, INC                                            59.22
       35685           15-Jul-02   ASSURED DATA SERVIC                                  32.04
       35789           24-Jul-02   AT&T                                                 14.24
       35790           24-Jul-02   AT&T                                                 14.61
       35791           24-Jul-02   AT&T                                                  2.47
       35792           24-Jul-02   AT&T                                                   3.8
       35793           24-Jul-02   AT&T                                              6,716.01
       35814           25-Jul-02   AT&T                                              1,036.65
       35833           31-Jul-02   AT&T WIRELESS SE                                    677.88
       35642           15-Jul-02   AT&T/DANA TIDGEWELL                                  81.60
       35625           10-Jul-02   AUST, JAMES                                         104.49
       35626           10-Jul-02   AUST, JONATHAN                                    1,784.65
       35771           19-Jul-02   AUST, JONATHAN                                    1,053.27
       35627           10-Jul-02   AUST, STEVE                                         709.15
       35772           19-Jul-02   AUST, STEVE                                         299.00
       35623            1-Jul-02   BAILIWICK                                         8,400.00
       35628           10-Jul-02   BAILIWICK                                         8,400.00
       35764           17-Jul-02   BAILIWICK                                         8,400.00
       35795           24-Jul-02   BAILIWICK                                         3,000.00
       35763           17-Jul-02   BANKRUPTCY SERVICES                               2,500.00
       35686           15-Jul-02   BELTECH COMMUNICATI                                 130.23
        Wire           31-Jul-02   BENEFITS ACCOUNT                                 32,238.45
       35687           15-Jul-02   BETTER BYTE COMPUTE                                 214.65
       35773           19-Jul-02   BLUE RIDGE NETWORKS                               3,303.25
       35774           19-Jul-02   BOULIS, ROBERT                                      106.25
       35775           19-Jul-02   BROWN, WALTER                                       160.15
       35688           15-Jul-02   BSC GROUP                                            60.93
       35689           15-Jul-02   BUSINESS OFFICE COM                                  39.24
       35690           15-Jul-02   CBS WHITCOM                                          97.56
        Wire           26-Jul-02   CDW                                               3,334.44
       35643           15-Jul-02   CHEST MEDICINE CONS                                 283.69
       35815           25-Jul-02   CHICAGO DEPARTMENT                                  698.66
       35644           15-Jul-02   CHRISTOPHER G. MARS                                 903.23


               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   CHECK REGISTER / CASH DISBURSEMENT JOURNAL
                           FOR THE MONTH OF JULY 2002

----------------------------------------------------------------------------------------------
    CHECK NUMBER      DATE ISSUED             SUPPLIER NAME               PAYMENT AMOUNT
----------------------------------------------------------------------------------------------
       35776           19-Jul-02   CLAIMSPRO MANAGEMEN                                 322.00
       35796           24-Jul-02   COGENT COMMUNICATIO                               9,000.00
       35834           31-Jul-02   COMMISSIONER OF                                      58.50
       35823           25-Jul-02   COMMISSIONER OF REV                               1,521.14
       35835           31-Jul-02   COMMONWEALTH OF                                      81.00
       35691           15-Jul-02   COMPLETE NETWORK SO                                  66.45
       35816           25-Jul-02   COMPTROLLER OF MARY                                     63
       35824           25-Jul-02   COMPTROLLER OF MARY                                  90.74
        Wire           12-Jul-02   COMSTOR                                          17,681.35
        Wire           25-Jul-02   COMSTOR                                          18,737.40
       35692           15-Jul-02   COMTEL GROUP                                        243.27
       35693           15-Jul-02   CONNECTIVITY SERVIC                                 164.79
       35694           15-Jul-02   CONSULT CITY INTERN                                 192.24
       35695           15-Jul-02   COST MANAGEMENT ASS                                  78.66
        Wire            1-Jul-02   COVAD                                           455,000.00
        Wire           12-Jul-02   COVAD                                           455,000.00
       35696           15-Jul-02   CPI NEW ENGLAND                                      39.15
       35697           15-Jul-02   CROSSROAD STRATEGIE                                 116.10
       35698           15-Jul-02   CWPS                                                 57.51
       35836           31-Jul-02   D&B RECEIVABLE M                                 25,000.00
       35699           15-Jul-02   DANNY WHITE                                          51.98
       35700           15-Jul-02   DATA & VOICE NETWOR                                  41.34
       35701           15-Jul-02   DECISIVE BUSINESS S                                 426.51
       35797           24-Jul-02   DELAWARE PUBLIC SER                                 118.31
       35702           15-Jul-02   DELTA  TELEPHONE                                     91.62
       35703           15-Jul-02   DENNIS J NOLTE                                       67.74
       35704           15-Jul-02   DIGITALEYE DESIGNS                                   40.50
       35705           15-Jul-02   DISTRICT CLERK                                      260.97
       35826           30-Jul-02   DISTRICT CLERK                                      260.97
       35777           19-Jul-02   DOMINION TELECOM IN                              12,295.06
       35629           10-Jul-02   DULLES TECH 3                                    68,471.71
       35798           24-Jul-02   E SPIRE                                           4,882.30
       35799           24-Jul-02   EARTHLINK INC                                        921.9
       35706           15-Jul-02   ERIC WHISENHUNT                                      45.89
       35838           31-Jul-02   ERVIN LEASING CO                                    794.89
       35837           31-Jul-02   E-Z PASS                                            400.00
       35630           10-Jul-02   FANNING, REBECCA                                    269.80
       35645           15-Jul-02   FARRER, WILLIAM H                                   529.56
       35646           15-Jul-02   FERRANTO, JOHN                                      412.87
       35817           25-Jul-02   FLORIDA DEPARTMENT                                1,184.07
       35827           30-Jul-02   FLORIDA STATE DI                                    255.50
       35707           15-Jul-02   FLORIDA STATE DISBU                                 255.50
       35761           15-Jul-02   FRIENDLY COMPUTER S                                  48.66
       35708           15-Jul-02   GAYLON COMMUNICATIO                                 205.56
       35800           24-Jul-02   GEBRAN.COM                                       20,771.00
        Wire            2-Jul-02   GECC                                            210,000.00
       35828           30-Jul-02   GERALD M. O'DONN                                    180.00
       35709           15-Jul-02   GERALD M. O'DONNELL                                 180.00
       35647           15-Jul-02   GLOBAL INDEMNITY                                     91.73
       35648           15-Jul-02   GWCC (8375)                                         170.02
       35632           10-Jul-02   HAMMOND, GWEN                                       249.84
       35779           19-Jul-02   HAMMOND, GWEN                                        92.57
       35649           15-Jul-02   HERMITAGE GROUP                                     202.58



               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   CHECK REGISTER / CASH DISBURSEMENT JOURNAL
                           FOR THE MONTH OF JULY 2002

----------------------------------------------------------------------------------------------
    CHECK NUMBER      DATE ISSUED             SUPPLIER NAME               PAYMENT AMOUNT
----------------------------------------------------------------------------------------------
       35710           15-Jul-02   HOME OFFICE SOLUTIO                                  31.86
       35633           10-Jul-02   IEROPOLI, MARCIE                                     83.88
       35650           15-Jul-02   IEROPOLI, MARCIE                                     39.00
       35818           25-Jul-02   ILLINOIS DEPARTMENT                                  361.5
       35825           25-Jul-02   ILLINOIS DEPARTMENT                               1,563.21
       35711           15-Jul-02   INFO TECH SOLUTIONS                                  51.86
       35712           15-Jul-02   INTELENET COMMUNICA                                 120.42
       35713           15-Jul-02   INTELLICOMP TECHNOL                                  97.11
       35802           24-Jul-02   INTERMEDIA COMMUNIC                              55,987.60
       35714           15-Jul-02   INTERNET CONNECTION                                  63.90
       35715           15-Jul-02   ISIS NETWORKS                                        39.84
       35716           15-Jul-02   ITC                                                 340.29
       35717           15-Jul-02   JEM CONSULTING                                       72.18
       35718           15-Jul-02   JIVAS TECHNOLOGIES                                  100.80
       35719           15-Jul-02   JOBECCA SYSTEMS                                      38.70
       35720           15-Jul-02   JP COMMUNICATIONS G                                 136.29
       35839           31-Jul-02   JUNIPER INTERNET                                    940.00
       35634           10-Jul-02   JUNIPER INTERNET CO                               1,610.00
       35813           24-Jul-02   JUNIPER INTERNET CO                               6,499.40
       35651           15-Jul-02   KARLIN-PIMSLER                                      199.58
       35721           15-Jul-02   KINOCOM, INC                                         34.20
       35635           10-Jul-02   KONIOR, JONATHAN                                     78.50
       35780           19-Jul-02   KONIOR, JONATHAN                                    311.29
       35722           15-Jul-02   LANDING TECHNOLOGY                                  301.77
        Wire            1-Jul-02   LEVEL 3                                          72,642.00
        Wire           12-Jul-02   LEVEL 3                                          72,642.00
       35652           15-Jul-02   LEVINE BROWN ASSOC                                   90.67
       35723           15-Jul-02   LIVE WIRE COMMUNICA                                  31.50
       35653           15-Jul-02   LUZIO, MICHAEL                                      439.42
       35724           15-Jul-02   MAC AND PC PROS                                      58.86
        Wire            1-Jul-02   MARSH                                            10,061.94
        Wire           11-Jul-02   MARSH                                            17,826.74
       35781           19-Jul-02   MARSH USA INC                                    19,491.00
       35725           15-Jul-02   MARYLAND TELEPHONE                                  217.35
        Wire           12-Jul-02   MASS MUTUAL                                      23,509.77
        Wire           31-Jul-02   MASS MUTUAL LIFE INS                             21,092.43
       35819           25-Jul-02   MASSACHUSETTS DEPAR                               6,921.29
       35726           15-Jul-02   MASTER TECH PHONE C                                  41.85
       35636           10-Jul-02   MCALISTER, JOHN                                     563.42
        Wire            1-Jul-02   MCI WORLDCOM COMM                                37,598.00
        Wire           12-Jul-02   MCI WORLDCOM COMM                                37,598.00
       35727           15-Jul-02   METAPHOR INC                                        320.04
       35840           31-Jul-02   METROCALL                                         2,693.44
       35782           19-Jul-02   METROMEDIA FIBER NE                              22,381.60
       35728           15-Jul-02   MIT GROUP                                           544.05
       35841           31-Jul-02   MONETTECH LIMIT                                   6,205.00
       35637           10-Jul-02   MONETTECH LIMITED C                               4,045.00
       35783           19-Jul-02   MORRIS, JAMES                                        59.85
       35729           15-Jul-02   MS NETWORK SOLUTION                                 180.72
       35829           30-Jul-02   NASSAU COUNTY SC                                    250.00
       35730           15-Jul-02   NASSAU COUNTY SCU                                   250.00
       35731           15-Jul-02   NETEX INC                                           281.97
       35732           15-Jul-02   NETWORK INC                                         139.77

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   CHECK REGISTER / CASH DISBURSEMENT JOURNAL
                           FOR THE MONTH OF JULY 2002

----------------------------------------------------------------------------------------------
    CHECK NUMBER      DATE ISSUED             SUPPLIER NAME               PAYMENT AMOUNT
----------------------------------------------------------------------------------------------
       35733           15-Jul-02   NETWORK RESOURCES                                    46.08
       35734           15-Jul-02   NM COMPUTING INC                                     80.82
       35842           31-Jul-02   NONSTOP SERVICE                                     916.41
       35735           15-Jul-02   NSI                                                  48.15
       35820           25-Jul-02   NY STATE SALES TAX                                7,874.22
       35736           15-Jul-02   OLMEC SYSTEMS INC                                    35.64
       35843           31-Jul-02   ORACLE CORPORATI                                 10,974.47
        Wire           11-Jul-02   OSG BILLING                                      10,000.00
        Wire           25-Jul-02   OSG BILLING                                       3,000.00
       35821           25-Jul-02   PA DEPT OF REVENUE                               17,198.03
        Wire            3-Jul-02   PARADYNE                                         22,470.36
        Wire           12-Jul-02   PARADYNE                                         10,469.40
       35654           15-Jul-02   PEARLCO OF BOSTON                                    86.99
       35638           10-Jul-02   PETERSEN, BRIAN R                                   188.13
       35655           15-Jul-02   PIERSON BURNETT                                     216.00
       35737           15-Jul-02   POTOMAC UNITED NETW                                  91.98
       35656           15-Jul-02   PRACTICAL SYSTEMS                                   165.96
       35738           15-Jul-02   PRECISE TECHNOLOGIE                                 153.54
       35739           15-Jul-02   PRECISE TECHNOLOGY                                  132.96
       35740           15-Jul-02   PREMIER TELECOMMUNI                                 171.72
       35741           15-Jul-02   RAVEN TECHNOLOGIES                                  207.54
       35742           15-Jul-02   RIMENET LLC                                          41.67
       35657           15-Jul-02   ROD MILLEN SPECIAL                                   14.27
       35743           15-Jul-02   ROSE TELECOM                                         54.09
       35744           15-Jul-02   ROUTERDOG                                            49.41
       35658           15-Jul-02   RUDOLPH, LAURENCE                                   178.64
       35659           15-Jul-02   SAGE SOLUTIONS GROU                                 143.89
       35784           19-Jul-02   SHRED IT DC METRO A                                  50.00
       35785           19-Jul-02   SINGLETON, JEFFREY                                   43.00
       35660           15-Jul-02   SLAN COMPANIES                                      140.78
       35639           10-Jul-02   SLINN, MARK                                         200.00
       35745           15-Jul-02   SMALLBIZMANAGER.COM                                  68.70
       35640           10-Jul-02   SMEDBERG, BILL                                      438.78
       35844           31-Jul-02   SNET                                              6,539.71
       35746           15-Jul-02   SNORING DOG PRODUCT                                  45.63
       35747           15-Jul-02   SOLVE RIME TECH                                     327.69
       35806           24-Jul-02   SPRINT                                            2,025.20
       35807           24-Jul-02   SPRINT                                           41,509.16
        Wire           31-Jul-02   SSG CAPITAL ADVI                                 20,000.00
       35808           24-Jul-02   STATE OF MARYLAND                                    671.9
       35822           25-Jul-02   STATE OF NEW JERSEY                              17,456.27
       35846           31-Jul-02   STRATEGIC TECHNO                                 23,399.20
       35748           15-Jul-02   TECHNOLOGY SYSTEMS                                   52.11
       35749           15-Jul-02   TELESIS MANAGEMENT                                   39.24
       35750           15-Jul-02   TELESOLUTIONS                                        94.14
       35751           15-Jul-02   TELESOURCE                                          301.05
       35661           15-Jul-02   THORNTON, R. KIRBY                                1,974.27
       35752           15-Jul-02   THRIVE NETWORKS INC                                  48.30
       35753           15-Jul-02   TORNADO COMPUTER SY                                  84.87
       35830           30-Jul-02   TREASURER OF VIR                                    291.05
       35754           15-Jul-02   TREASURER OF VIRGIN                                 291.05
       35755           15-Jul-02   TRI NET SYSTEMS INC                                  44.82
       35756           15-Jul-02   TRYONLINE COMMUNICA                                  32.04

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   CHECK REGISTER / CASH DISBURSEMENT JOURNAL
                           FOR THE MONTH OF JULY 2002

----------------------------------------------------------------------------------------------
    CHECK NUMBER      DATE ISSUED             SUPPLIER NAME               PAYMENT AMOUNT
----------------------------------------------------------------------------------------------
       35757           15-Jul-02   UNICOM                                              213.48
       35847           31-Jul-02   UNITED PARCEL SE                                    885.22
       35786           19-Jul-02   UNITED PARCEL SERVI                               1,404.86
       35787           19-Jul-02   UNIVERSAL ACCESS IN                               5,289.00
       35788           19-Jul-02   UNIVERSAL SERVICE A                              79,474.36
       35848           31-Jul-02   UNUM LIFE INSURA                                  5,010.77
       35809           24-Jul-02   UTAH DEPARTMENT OF                                      50
       35662           15-Jul-02   VERISIGN INC                                        161.20
        Wire            1-Jul-02   VERIZON                                         640,000.00
        Wire           12-Jul-02   VERIZON                                         640,000.00
       35849           31-Jul-02   VERIZON WIRELESS                                    921.33
       35758           15-Jul-02   V-LINK                                              303.66
       35759           15-Jul-02   WARP NETWORKS, INC                                   40.77
       35760           15-Jul-02   WEBER SYSTEMS                                       229.50
       35850           31-Jul-02   WORLDWIDE EXPRES                                    271.55
       35810           24-Jul-02   WRIGHT EXPRESS UNIV                               2,634.02
       35762           15-Jul-02   WVT COMMUNICATIONS                                  437.47
       35811           24-Jul-02   XWAVE                                            86,790.40

                                                                      ------------------------
TOTAL CASH DISBURSEMENTS FOR JULY 2002                                           4,291,344.48
                                                                      ------------------------


               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                             STATEMENT OF OPERATIONS
                                  JULY 31, 2002


                                                       --------------------------------------------------------------
                                                            NETWORK ACCESS
                                                        SOLUTIONS, CORPORATION   NASOP, INC.          TOTAL
                                                       --------------------------------------------------------------
REVENUE                                                       $ 2,623,007        $ 1,500,000       $ 4,123,007

COST OF GOOD SOLD                                             $ 1,813,413        $   820,470       $ 2,633,883
                                                              -----------        -----------       -----------
GROSS PROFIT                                                  $   809,594        $   679,530       $ 1,489,124
                                                              -----------        -----------       -----------
OPERATING EXPENSES
      Wages                                                       560,638            146,662           707,300
      Capitalized Wages                                              --                 --
      Bonuses                                                        --                 --
      Performance Compensation                                       --                 --
      Commissions                                                  53,471             26,461            79,932
      Draws                                                          --                 --
      Fringe Benefit Allocation                                    45,521             11,908            57,429
      Payroll Taxes Allocation                                     39,743             10,397            50,140
                                                              -----------        -----------       -----------
         Total Compensation & Benefits                        $   699,373        $   195,428       $   894,801
                                                              -----------        -----------       -----------
      Telecom                                                       9,410               --               9,410
      Employee Lines                                                6,500               --               6,500
      Travel                                                       10,007               --              10,007
                                                              -----------        -----------       -----------
         Total Employee-Based Expenses                        $    25,917        $      --         $    25,917
                                                              -----------        -----------       -----------
      Marketing                                                     9,767               --               9,767
      Postage, Delivery & Printing                                  8,061               --               8,061
      Professional - Accounting                                     6,773              3,352            10,125
      Professional - Legal                                         75,994             37,606           113,600
      Professional - Collections                                      993                491             1,484
      Professions - Cust. Care                                     58,059             28,731            86,790
      Professions - Other                                           9,402              4,653            14,055
      Temporary and Casual Labor                                    2,599              1,286             3,885
      Telecom - Voice/Data                                         33,356               --              33,356
      Rent - Office Base                                           57,639             15,078            72,717
      Rent - Office Other                                            --                 --                --
      Rent - Equipment Rents & Leases                              11,335               --              11,335
      Repairs & Maintenance                                        36,333               --              36,333
      Supplies & Expensed Equipment                                 4,253               --               4,253
                                                              -----------        -----------       -----------
         Total Cost Center Specific Expenses                  $   314,564        $    91,197       $   405,761
                                                              -----------        -----------       -----------
      Bank Charges                                                  9,937               --               9,937
      Insurance-Liability                                         105,897               --             105,897
      Franchise Taxes, Licenses & Permits                           8,837               --               8,837
      Taxes - Property                                             61,931               --              61,931
                                                              -----------        -----------       -----------
         Total Overhead Expenses                              $   186,602        $      --         $   186,602
                                                              -----------        -----------       -----------
       Total Selling, general and administrative              $ 1,226,456        $   286,625       $ 1,513,081
                                                              -----------        -----------       -----------
 EBITDA BEFORE RESTRUCTURING COSTS                            $  (416,862)       $   392,905       $   (23,957)

 RESTRUCTURING COSTS
       Legal                                                  $    60,206        $    29,794       $    90,000
       SSG Capital                                            $    13,379        $     6,621       $    20,000
                                                              -----------        -----------       -----------
         Total Restructuring Costs                            $    73,586        $    36,414       $   110,000
                                                              ===========        ===========       ===========

 EBITDA AFTER RESTRUCTURING COSTS                             $  (490,448)       $   356,491       $  (133,957)

  Amortization                                                    116,288            187,116           303,404
  Depreciation                                                  2,245,947               --           2,245,947
                                                              -----------        -----------       -----------
 EBIT                                                         $(2,852,683)       $   169,375       $(2,683,308)

  Interest Income                                                   1,179               --               1,179
  Interest Expense                                                   --                 --                --
  Taxes - Income                                                     --                 --                --
                                                              -----------        -----------       -----------
Net Income (Loss)                                             $(2,851,504)       $   169,375       $(2,682,129)
                                                              ===========        ===========       ===========
Preferred stock dividends                                         445,890               --             445,890

Net Income (Loss) applicable to common stockholders           $(3,297,394)       $   169,375        (3,128,019)
                                                              ===========        ===========       ===========

** THE DEBTORS HAVE TRADITIONALLY PREPARED THEIR FINANCIAL INFORMATION ON A CONSOLIDATED BASIS. THE FOREGOING SCHEDULE HAS BEEN PREPARED AT THE REQUEST OF THE US TRUSTEE'S OFFICE. THERE ARE CERTAIN ESTIMATES AND ASSUMPTIONS MADE IN PREPARING THE ALLOCATION OF EXPENDITURES BETWEEN THE DEBTORS THAT, ALTHOUGH CONSIDERED TO BE REASONABLE, MAY OR MAY NOT PROVE TO BE ACCURATE. NEITHER THE DEBTORS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH ESTIMATES/ASSUMPTIONS.

* NOTHING HEREIN IS INTENDED AS AN ADMISSION AS TO THE NATURE OF ANY DEBT INCLUDING, BUT NOT LIMITED TO, WHETHER AN OBLIGATION IS A LEASE OR SECURED TRANSACTION.

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                                  BALANCE SHEET
                                  JULY 31, 2002


                                                       --------------------------------------------------------------
                                                            NETWORK ACCESS
                                                        SOLUTIONS, CORPORATION      NASOP, INC.             TOTAL
                                                       --------------------------------------------------------------
ASSETS
Current assets:
    Cash and cash equivalents                                $   3,305,603        $   1,516,097        $   4,821,700
    Accounts receivable                                          6,885,135            5,798,261           12,683,396
    Allowance for doubtful accounts                             (4,519,219)          (2,089,410)          (6,608,629)
                                                             -------------        -------------        -------------
           Total accounts receivable                             2,365,916            3,708,851            6,074,767

    Inventory                                                       43,004                 --                 43,004

    Prepaid and other current assets
           Deferred promotions                                        --                   --                   --
           Prepaid insurance                                       407,307                 --                407,307
           Deposits                                                314,540                 --                314,540
           Other Receivables                                        (5,694)                --                 (5,694)
           Prepaid rent                                               --                   --                   --
           Prepaid advertising                                        --                   --                   --
           Prepaid maintenance & support                            89,852                 --                 89,852
           Prepaid other                                          (293,320)                --               (293,320)
                                                             -------------        -------------        -------------
           Total prepaid and other current assets                  512,685                 --                512,685

    Property and equipment, cost                                93,340,446                 --             93,340,446
    Property and equipment, accumulated depreciation           (68,238,173)                --            (68,238,173)
                                                             -------------        -------------        -------------
           Total Property and Equipment, net                    25,102,273                 --             25,102,273

    Restricted cash                                                329,429                 --                329,429
    Deposits and other noncurrent assets                           850,737                 --                850,737
    Income tax receivable                                           (1,713)                --                 (1,713)
    Identifiable intangibles / Goodwill                            495,652            5,239,255            5,734,907
                                                             -------------        -------------        -------------
           Total assets                                      $  33,003,586        $  10,464,203        $  43,467,789
                                                             =============        =============        =============
LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                         $  17,336,766        $        --          $  17,336,766

    Accrued expense
           Accrued telecom                                       8,169,689                 --              8,169,689
           Accrued commissions                                      90,000                 --                 90,000
           Accrued taxes                                         2,154,954                 --              2,154,954
           Accrued compensation                                       --                   --                   --
           Accrued inventory staging                                  --                   --                   --
           Accrued employee stock purchase plan                     (4,492)                --                 (4,492)
           Accrued capital lease                                      --                   --                   --
           Accrued other                                        14,816,426                 --             14,816,426
                                                             -------------        -------------        -------------
           Total accrued expense                                25,226,577                 --             25,226,577

    Interco-Due to/fr NAS                                       (6,761,882)           6,761,882                 --
    Deferred compensation liability                                   --                   --                   --
    Captial lease obligations                                   29,383,145                 --             29,383,145
    Other current liabilities (deferred charges)                      --                   --                   --
    Deferred revenue                                               719,835              855,001            1,574,836
    SBC,Interconnx, Covad and Covington note payable             6,097,657              579,533            6,677,190
    Ascend line of credit                                        2,321,088                 --              2,321,088
                                                             -------------        -------------        -------------
           Total other liabilities                              31,759,843            8,196,416           39,956,259

           Total liabilities                                    74,323,186            8,196,416           82,519,602

Commitments and contingencies:
    Series B mandatorily redeemable preferred stock             87,599,999                 --             87,599,999

Stockholders' equity:
    Common stock                                                    62,250                 --                 62,250
    Additional paid-in-capital                                 186,890,213                 --            186,890,213
    Accumulated other comprehensive income                           6,493                 --                  6,493
    Deferred compensation on employee stock options               (109,850)                --               (109,850)
    Accumulated deficit                                       (313,814,737)           2,267,787         (311,546,950)
    Less treasury stock, at cost                                (1,953,968)                --             (1,953,968)
                                                             -------------        -------------        -------------
           Total stockholders' equity                         (128,919,599)           2,267,787         (126,651,812)
                                                             -------------        -------------        -------------
           Total liabilities, mandatorily redeemable
               preferred stock and stockholders' equity      $  33,003,586        $  10,464,203        $  43,467,789
                                                             =============        =============        =============



** THE DEBTORS HAVE TRADITIONALLY PREPARED THEIR FINANCIAL INFORMATION ON A CONSOLIDATED BASIS. THE FOREGOING SCHEDULE HAS BEEN PREPARED AT THE REQUEST OF THE US TRUSTEE'S OFFICE. THERE ARE CERTAIN ESTIMATES AND ASSUMPTIONS MADE IN PREPARING THE ALLOCATION OF EXPENDITURES BETWEEN THE DEBTORS THAT, ALTHOUGH CONSIDERED TO BE REASONABLE, MAY OR MAY NOT PROVE TO BE ACCURATE. NEITHER THE DEBTORS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH ESTIMATES/ASSUMPTIONS.

In re:  NETWORK ACCESS SOLUTIONS                   Case No.          02-11611
        ------------------------                                    -----------
                Debtor                             Reporting Period:  JUL-02
                                                                    -----------


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AMOUNT
                                                     BEGINNING      WITHHELD                                    CHECK
                                                        TAX           OR            AMOUNT                      NO.OR    ENDING TAX
                                                     LIABILITY      ACCRUED          PAID       DATE PAID        EFT     LIABILITY
====================================================================================================================================
FEDERAL
Withholding  (Employee)                                  0.00      134,062.15      134,062.15                                  0.00
FICA - Employee                                          0.00       49,966.52       49,966.52                                  0.00
FICA - Employer                                          0.00       49,048.47       49,048.47                                  0.00
Unemployment                                             0.00           72.06           72.06                                  0.00
Income (Company)                                         0.00            0.00            0.00                                  0.00
Other - FUSF                                        79,474.36      211,169.43       79,474.36                            211,169.43
                                                    -------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                              79,474.36      444,318.63      312,623.56                            211,169.43
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
Withholding (Employee)                                   0.00       39,761.79       39,761.79                                  0.00
Sales                                               78,207.12       64,127.48            0.00                            142,334.60
Excise                                                   0.00            0.00            0.00                                  0.00
Unemployment                                             0.00          101.47          101.47                                  0.00
Real Property                                            0.00            0.00            0.00                                  0.00
Personal Property                                   62,795.30       61,931.23            0.00                            124,726.53
Other -                                                  0.00            0.00            0.00                                  0.00
                                                    -------------------------------------------------------------------------------
   TOTAL STATE & LOCAL                             141,002.42      165,921.97       39,863.26                            267,061.13
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                        220,476.78      610,240.60      352,486.82                            478,230.56
-----------------------------------------------------------------------------------------------------------------------------------



                          SUMMARY OF POSTPETITION DEBTS

 Attach aged listing of accounts payable.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF DAYS PAST DUE
                                                   ================================================================================
                                                     CURRENT        0-30       31-60          61-90       OVER 90      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 Accounts Payable                                                102,259.71    4,192.31        0.00         0.00     106,452.02
 Wages Payable                                                         0.00        0.00        0.00         0.00           0.00
 Taxes Payable                                                   337,228.14  141,002.42        0.00         0.00     478,230.56
 Rent/Leases - Building                                                0.00        0.00        0.00         0.00           0.00
 Rent/Leases - Equipment                                               0.00        0.00        0.00         0.00           0.00
 Secured Debt / Adequate Protection Payments                           0.00        0.00        0.00         0.00           0.00
 Professional Fees                                                     0.00        0.00        0.00         0.00           0.00
 Amounts Due to Insiders                                               0.00        0.00        0.00         0.00           0.00
 Other -                                                               0.00        0.00        0.00         0.00           0.00
 Other -                                                               0.00        0.00        0.00         0.00           0.00
                                                       ----------------------------------------------------------------------------
   TOTAL POSTPETITION DEBTS                            0.00      439,487.85  145,194.73        0.00         0.00     584,682.58
-----------------------------------------------------------------------------------------------------------------------------------


Explain how and when the Debtor intends to pay any past-due postpetition debts.

For Sales Tax, amounts for June & July were paid in August, or will be paid at their applicable period-ending due date. The Personal Property Tax amount will be paid at it's applicable due date. The Accounts Payable amount is due to a timing issue, the outstanding amounts were paid during the month of August 2002.

In re:          NASOP                        Case No.             02-11612
      ----------------------------                            -----------------
                Debtor                       Reporting Period:     JUL-02
                                                              -----------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AMOUNT
                                                     BEGINNING      WITHHELD                                    CHECK
                                                        TAX           OR            AMOUNT                      NO.OR    ENDING TAX
                                                     LIABILITY      ACCRUED          PAID       DATE PAID        EFT     LIABILITY
====================================================================================================================================
FEDERAL
Withholding  (Employee)                                0.00          0.00            0.00          -             -          0.00
FICA - Employee                                        0.00          0.00            0.00          -             -          0.00
FICA - Employer                                        0.00          0.00            0.00          -             -          0.00
Unemployment                                           0.00          0.00            0.00          -             -          0.00
Income (Company)                                       0.00          0.00            0.00          -             -          0.00
Other -                                                0.00          0.00            0.00          -             -          0.00
                                                     ------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                                 0.00          0.00            0.00                                   0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
Withholding (Employee)                                 0.00          0.00            0.00          -             -          0.00
Sales                                                  0.00          0.00            0.00          -             -          0.00
Excise                                                 0.00          0.00            0.00          -             -          0.00
Unemployment                                           0.00          0.00            0.00          -             -          0.00
Real Property                                          0.00          0.00            0.00          -             -          0.00
Personal Property                                      0.00          0.00            0.00          -             -          0.00
Other -                                                0.00          0.00            0.00          -             -          0.00
                                                     ------------------------------------------------------------------------------
   TOTAL STATE & LOCAL                                 0.00          0.00            0.00                                   0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                            0.00          0.00            0.00                                   0.00
-----------------------------------------------------------------------------------------------------------------------------------


                          SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF DAYS PAST DUE
                                                   ================================================================================
                                                     CURRENT        0-30       31-60          61-90       OVER 90      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                       0.00         0.00        0.00          0.00         0.00         0.00
Wages Payable                                          0.00         0.00        0.00          0.00         0.00         0.00
Taxes Payable                                          0.00         0.00        0.00          0.00         0.00         0.00
Rent/Leases - Building                                 0.00         0.00        0.00          0.00         0.00         0.00
Rent/Leases - Equipment                                0.00         0.00        0.00          0.00         0.00         0.00
Secured Debt / Adequate Protection Payments            0.00         0.00        0.00          0.00         0.00         0.00
Professional Fees                                      0.00         0.00        0.00          0.00         0.00         0.00
Amounts Due to Insiders                                0.00         0.00        0.00          0.00         0.00         0.00
Other -                                                0.00         0.00        0.00          0.00         0.00         0.00
TOTAL POSTPETITION DEBTS                               0.00         0.00        0.00          0.00         0.00         0.00


Explain how and when the Debtor intends to pay any past-due postpetition debts. THIS PAGE TO BE AMENDED.

           NETWORK ACCESS SOLUTIONS CORPORATION, INC. AND NASOP, INC.

                                    JULY 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NETWORK ACCESS
                                                                                 SOLUTIONS
                                                                              CORPORATION, INC.                       NASOP, INC.
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                 AMOUNT                                AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the begininning of the reporting period             6,913,786                             5,745,140
-----------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                               2,198,235                             1,224,925
-----------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                                           (2,506,770)                           (1,554,602)
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period                     6,605,251                             5,415,463
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                          AMOUNT                                AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                  2,229,773                             1,445,976
-----------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                                                 1,314,655                               955,228
-----------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                 1,135,959                               872,902
-----------------------------------------------------------------------------------------------------------------------------------
91+ days old                                                                     1,924,864                             2,141,357
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                        6,605,251                             5,415,463
-----------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)                                      (4,239,335)                           (1,706,612)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                        2,365,916                             3,708,851
-----------------------------------------------------------------------------------------------------------------------------------

                               DEBTOR QUESTIONAIRE


-----------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                          YES            NO          YES           NO
-----------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of                            X                         X
business this reporting period?  If yes, provide an explanation below.
-----------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in                            X                         X
possession account this reporting period?  If yes, provide an explanation below.
-----------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide                             X           X
an explanation below.
-----------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary                    X                          X
insurance coverages in effect?  If no, provide an explanation below.
-----------------------------------------------------------------------------------------------------------------------------------



3. Sales and Use Tax due in July were paid in August due to a reporting problem.
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